UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00126

AB RELATIVE VALUE FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.18

ANNUAL REPORT

AB RELATIVE VALUE FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Relative Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB RELATIVE VALUE FUND | 1

ANNUAL REPORT

December 14, 2018

This report provides management’s discussion of fund performance for AB Relative Value Fund for the annual reporting period ended October 31, 2018.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	6 Months	12 Months
AB RELATIVE VALUE FUND[1]
Class A Shares	2.59%	7.39%
Class B Shares[2]	2.24%	6.68%
Class C Shares	2.08%	6.53%
Advisor Class Shares[3]	2.74%	7.60%
Class R Shares[3]	2.46%	7.02%
Class K Shares[3]	2.62%	7.44%
Class I Shares[3]	2.71%	7.70%
Class Z Shares[3]	2.71%	7.60%
Russell 1000 Value Index	1.07%	3.03%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended October 31, 2018, by 0.00% and 0.03%, respectively. Also includes the impact of proceeds recorded and credited to the Fund in connection with regulatory settlements, which enhanced performance for the six- and 12-month periods ended October 31, 2018, by 0.00% and 0.12%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended October 31, 2018.

All share classes outperformed the benchmark for both periods, before sales charges. During the 12-month period, security selection contributed relative to the benchmark, particularly among industrials and consumer discretionary holdings. Sector selection also contributed, most notably because of an underweight to materials. Stock selection in the materials sector and overweight positions in the industrials and health care sectors detracted.

2 | AB RELATIVE VALUE FUND	abfunds.com

During the six-month period, security selection in the health care, communication services and financials sectors contributed to performance. Stock selection in materials and underweight positions in the utilities and consumer staples sectors detracted.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US stocks rose during the 12-month period ended October 31, 2018, setting a series of record highs amid favorable corporate tax reform, strong earnings and continued economic growth. However, volatility returned to markets at the end of the period as investors became concerned about slowing growth ahead. In the US, growth stocks outperformed their value counterparts, in terms of style, and large-cap stocks outperformed their small-cap peers. The US Federal Reserve raised interest rates four times and began to formally reduce its balance sheet, as widely expected, but in June signaled more rate increases than previously expected for the rest of 2018.

The Fund’s Senior Investment Management Team (the “Team”) remains committed to using bottom-up research to build a Fund comprised of well-managed companies that are attractively valued relative to their long-term earnings power. The Team’s objective is to find companies that stand out and deploy capital wisely, allowing these companies to grow dividends and enhance the long-term value of their shares.

INVESTMENT POLICIES

The Fund invests primarily in the equity securities of US companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. In determining a company’s intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company’s ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund’s portfolio normally will include companies ranking in the top three deciles of the Adviser’s valuation model.

(continued on next page)

abfunds.com	AB RELATIVE VALUE FUND | 3

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of large-cap value companies within the US. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

abfunds.com	AB RELATIVE VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB RELATIVE VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2008 TO 10/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Relative Value Fund Class A shares (from 10/31/2008 to 10/31/2018) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB RELATIVE VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	7.39%	2.78%
5 Years	9.35%	8.39%
10 Years	13.03%	12.55%
CLASS B SHARES
1 Year	6.68%	2.87%
5 Years	8.57%	8.57%
10 Years[1]	12.34%	12.34%
CLASS C SHARES
1 Year	6.53%	5.58%
5 Years	8.55%	8.55%
10 Years	12.22%	12.22%
ADVISOR CLASS SHARES[2]
1 Year	7.60%	7.60%
5 Years	9.65%	9.65%
10 Years	13.32%	13.32%
CLASS R SHARES[2]
1 Year	7.02%	7.02%
5 Years	9.07%	9.07%
10 Years	12.76%	12.76%
CLASS K SHARES[2]
1 Year	7.44%	7.44%
5 Years	9.39%	9.39%
10 Years	13.09%	13.09%
CLASS I SHARES[2]
1 Year	7.70%	7.70%
5 Years	9.66%	9.66%
10 Years	13.47%	13.47%
CLASS Z SHARES[2]
1 Year	7.60%	7.60%
5 Years	9.68%	9.68%
Since Inception[3]	10.18%	10.18%

The Fund’s current prospectus fee table shows the Fund’s total operating expense ratios as 1.01%, 1.79%, 1.77%, 0.76%, 1.36%, 1.06%, 0.74% and 0.65% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Fund’s annual operating expenses to 0.90%, 1.65%, 1.65%, 0.65%, 1.15%, 0.90%, 0.65% and 0.62% for Class A, Class B, Class C, Advisor Class, Class R,

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated prior to February 28, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	9.33%
5 Years	10.41%
10 Years	10.54%
CLASS B SHARES
1 Year	9.15%
5 Years	10.60%
10 Years[1]	10.34%
CLASS C SHARES
1 Year	12.04%
5 Years	10.59%
10 Years	10.18%
ADVISOR CLASS SHARES[2]
1 Year	14.25%
5 Years	11.68%
10 Years	11.32%
CLASS R SHARES[2]
1 Year	13.62%
5 Years	11.10%
10 Years	10.76%
CLASS K SHARES[2]
1 Year	14.02%
5 Years	11.41%
10 Years	11.06%
CLASS I SHARES[2]
1 Year	14.28%
5 Years	11.71%
10 Years	11.40%
CLASS Z SHARES[2]
1 Year	14.18%
Since Inception[3]	11.52%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB RELATIVE VALUE FUND | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,025.90	$4.49	0.88%	$4.60	0.90%
Hypothetical**	$1,000	$1,020.77	$4.48	0.88%	$4.58	0.90%
Class B
Actual	$1,000	$1,022.40	$8.31	1.63%	$8.41	1.65%
Hypothetical**	$1,000	$1,016.99	$8.29	1.63%	$8.39	1.65%
Class C
Actual	$1,000	$1,020.80	$8.30	1.63%	$8.40	1.65%
Hypothetical**	$1,000	$1,016.99	$8.29	1.63%	$8.39	1.65%
Advisor Class
Actual	$1,000	$1,027.40	$3.22	0.63%	$3.32	0.65%
Hypothetical**	$1,000	$1,022.03	$3.21	0.63%	$3.31	0.65%
Class R
Actual	$1,000	$1,024.60	$5.77	1.13%	$5.87	1.15%
Hypothetical**	$1,000	$1,019.51	$5.75	1.13%	$5.85	1.15%
Class K
Actual	$1,000	$1,026.20	$4.49	0.88%	$4.60	0.90%
Hypothetical**	$1,000	$1,020.77	$4.48	0.88%	$4.58	0.90%
Class I
Actual	$1,000	$1,027.10	$3.22	0.63%	$3.32	0.65%
Hypothetical**	$1,000	$1,022.03	$3.21	0.63%	$3.31	0.65%
Class Z
Actual	$1,000	$1,027.10	$3.07	0.60%	$3.17	0.62%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%	$3.16	0.62%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

October 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,735.0

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
JPMorgan Chase & Co.	$67,871,491	3.9%
Raytheon Co.	67,870,010	3.9
Verizon Communications, Inc.	66,568,082	3.8
Berkshire Hathaway, Inc. – Class B	63,663,486	3.7
Comcast Corp. – Class A	56,751,176	3.3
DR Horton, Inc.	55,591,283	3.2
Walt Disney Co. (The)	49,820,144	2.9
Walmart, Inc.	47,419,203	2.7
Cigna Corp.	46,726,038	2.7
Goldman Sachs Group, Inc. (The)	45,966,465	2.7
	$568,247,378	32.8%

1	All data are as of October 31, 2018. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB RELATIVE VALUE FUND | 13

PORTFOLIO OF INVESTMENTS

October 31, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 86.1%
Financials – 21.5%
Banks – 6.0%
Citigroup, Inc.	550,210	$36,016,747
JPMorgan Chase & Co.	622,560	67,871,491

		103,888,238

Capital Markets – 3.8%
Goldman Sachs Group, Inc. (The)	203,960	45,966,465
Northern Trust Corp.	210,104	19,764,484

		65,730,949

Consumer Finance – 2.4%
Capital One Financial Corp.	463,560	41,395,908

Diversified Financial Services – 3.6%
Berkshire Hathaway, Inc. – Class B(a)	310,130	63,663,486

Insurance – 5.7%
Aflac, Inc.	449,400	19,355,658
Allstate Corp. (The)	434,450	41,585,554
Everest Re Group Ltd.	12,200	2,657,892
Fidelity National Financial, Inc.	779,120	26,061,564
Reinsurance Group of America, Inc. – Class A	66,489	9,466,039

		99,126,707

		373,805,288

Health Care – 15.2%
Biotechnology – 3.0%
Biogen, Inc.(a)	78,424	23,862,071
Celgene Corp.(a)	176,670	12,649,572
Gilead Sciences, Inc.	217,790	14,848,922

		51,360,565

Health Care Providers & Services – 5.5%
Anthem, Inc.	90,920	25,054,824
Cigna Corp.	218,540	46,726,038
CVS Health Corp.	329,120	23,824,997

		95,605,859

Pharmaceuticals – 6.7%
Eli Lilly & Co.	274,950	29,815,578
Pfizer, Inc.	1,057,220	45,523,893
Roche Holding AG (Sponsored ADR)	1,352,170	41,051,881

		116,391,352

		263,357,776

Industrials – 12.7%
Aerospace & Defense – 3.9%
Raytheon Co.	387,740	67,870,010

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Airlines – 0.9%
Delta Air Lines, Inc.	277,910	$15,210,014

Construction & Engineering – 1.2%
EMCOR Group, Inc.	215,680	15,308,966
Jacobs Engineering Group, Inc.	67,046	5,034,484

		20,343,450

Electrical Equipment – 0.9%
Acuity Brands, Inc.	125,130	15,721,333

Machinery – 3.4%
Altra Industrial Motion Corp.	472,110	15,234,990
Crane Co.	273,630	23,816,755
WABCO Holdings, Inc.(a)	192,600	20,694,870

		59,746,615

Road & Rail – 2.4%
Kansas City Southern	149,900	15,283,804
Knight-Swift Transportation Holdings, Inc.	197,580	6,322,560
Norfolk Southern Corp.	76,710	12,874,239
Saia, Inc.(a)	107,809	6,776,874

		41,257,477

		220,148,899

Communication Services – 10.7%
Diversified Telecommunication Services – 3.8%
Verizon Communications, Inc.	1,166,020	66,568,082

Entertainment – 2.9%
Walt Disney Co. (The)	433,860	49,820,144

Media – 4.0%
Comcast Corp. – Class A	1,487,970	56,751,176
Discovery, Inc. – Class A(a)	412,065	13,346,785

		70,097,961

		186,486,187

Information Technology – 6.9%
Communications Equipment – 2.1%
Cisco Systems, Inc.	650,860	29,776,845
F5 Networks, Inc.(a)	36,010	6,311,833

		36,088,678

Electronic Equipment, Instruments & Components – 0.3%
Coherent, Inc.(a)	47,270	5,820,828

IT Services – 1.5%
Cognizant Technology Solutions Corp. – Class A	384,390	26,534,442

abfunds.com	AB RELATIVE VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 1.7%
Intel Corp.	318,478	$14,930,249
QUALCOMM, Inc.	110,590	6,955,005
Skyworks Solutions, Inc.	77,710	6,742,119

		28,627,373

Technology Hardware, Storage & Peripherals – 1.3%
Apple, Inc.	47,527	10,401,759
HP, Inc.	501,160	12,098,002

		22,499,761

		119,571,082

Consumer Discretionary – 5.8%
Auto Components – 0.4%
BorgWarner, Inc.	147,290	5,804,699

Household Durables – 3.9%
DR Horton, Inc.	1,545,920	55,591,283
Garmin Ltd.	185,290	12,258,787

		67,850,070

Specialty Retail – 1.5%
Murphy USA, Inc.(a)	193,440	15,597,067
Tractor Supply Co.	115,554	10,618,257

		26,215,324

		99,870,093

Energy – 5.3%
Energy Equipment & Services – 1.2%
Dril-Quip, Inc.(a)	195,378	8,315,287
National Oilwell Varco, Inc.	147,630	5,432,784
TechnipFMC PLC	278,110	7,314,293

		21,062,364

Oil, Gas & Consumable Fuels – 4.1%
Apache Corp.	167,684	6,343,486
ConocoPhillips	644,460	45,047,754
Noble Energy, Inc.	758,773	18,855,509

		70,246,749

		91,309,113

Consumer Staples – 4.1%
Food & Staples Retailing – 4.1%
Walgreens Boots Alliance, Inc.	303,470	24,207,802
Walmart, Inc.	472,868	47,419,203

		71,627,005

Real Estate – 3.9%
Equity Real Estate Investment Trusts (REITs) – 1.9%
Regency Centers Corp.	533,680	33,813,965

16 | AB RELATIVE VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate Management & Development – 2.0%
CBRE Group, Inc. – Class A(a)	842,880	$33,959,635

		67,773,600

Total Common Stocks (cost $1,319,131,971)		1,493,949,043

SHORT-TERM INVESTMENTS – 16.2%
Investment Companies – 16.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.08%(b)(c)(d) (cost $280,778,776)	280,778,776	280,778,776

Total Investments – 102.3% (cost $1,599,910,747)		1,774,727,819
Other assets less liabilities – (2.3)%		(39,689,523)

Net Assets – 100.0%		$1,735,038,296

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

abfunds.com	AB RELATIVE VALUE FUND | 17

STATEMENT OF ASSETS & LIABILITIES

October 31, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,319,131,971)	$1,493,949,043
Affiliated issuers (cost $280,778,776)	280,778,776
Receivable for capital stock sold	21,127,310
Receivable for investment securities sold	12,566,683
Unaffiliated dividends receivable	1,107,053
Affiliated dividends receivable	399,925

Total assets	1,809,928,790

Liabilities
Payable for investment securities purchased	67,108,557
Payable for capital stock redeemed	6,289,989
Advisory fee payable	736,502
Distribution fee payable	355,756
Transfer Agent fee payable	82,164
Administrative fee payable	25,649
Directors’ fees payable	2,121
Accrued expenses	289,756

Total liabilities	74,890,494

Net Assets	$1,735,038,296

Composition of Net Assets
Capital stock, at par	$2,914,076
Additional paid-in capital	1,350,965,299
Distributable earnings	381,158,921

$1,735,038,296

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,324,673,169	222,896,455	$5.94	*

B	$10,790,796	1,817,794	$5.94

C	$56,237,224	9,525,481	$5.90

Advisor	$212,811,912	35,466,875	$6.00

R	$7,503,160	1,284,902	$5.84

K	$23,947,498	4,072,643	$5.88

I	$32,719,905	5,399,872	$6.06

Z	$66,354,632	10,943,547	$6.06

*	The maximum offering price per share for Class A shares was $6.20 which reflects a sales charge of 4.25%.

See notes to financial statements.

18 | AB RELATIVE VALUE FUND	abfunds.com

STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $291,809)	$28,414,188
Affiliated issuers	3,285,463	$31,699,651

Expenses
Advisory fee (see Note B)	9,654,567
Distribution fee—Class A	3,471,582
Distribution fee—Class B	127,360
Distribution fee—Class C	605,346
Distribution fee—Class R	36,107
Distribution fee—Class K	56,567
Transfer agency—Class A	1,666,056
Transfer agency—Class B	20,258
Transfer agency—Class C	74,993
Transfer agency—Advisor Class	215,712
Transfer agency—Class R	16,852
Transfer agency—Class K	35,241
Transfer agency—Class I	37,294
Transfer agency—Class Z	10,399
Custodian	224,839
Printing	169,684
Registration fees	135,097
Administrative	77,006
Audit and tax	60,516
Legal	51,216
Directors’ fees	25,425
Miscellaneous	65,599

Total expenses	16,837,716
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,526,603)

Net expenses		15,311,113

Net investment income		16,388,538

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		213,758,172
Net change in unrealized appreciation/depreciation of investments		(105,836,427)

Net gain on investment transactions		107,921,745

Contributions from Affiliates (see Note B)		131,963

Net Increase in Net Assets from Operations		$124,442,246

See notes to financial statements.

abfunds.com	AB RELATIVE VALUE FUND | 19

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Year Ended October 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$16,388,538	$13,411,799
Net realized gain on investment transactions	213,758,172	205,112,440
Net change in unrealized appreciation/depreciation of investments	(105,836,427)	111,012,593
Contributions from Affiliates (see Note B)	131,963	– 0	–

Net increase in net assets from operations	124,442,246	329,536,832
Distributions to shareholders*
Class A	(161,828,934)	(80,672,258)
Class B	(1,518,544)	(1,035,004)
Class C	(6,905,725)	(11,990,758)
Advisor Class	(19,657,774)	(8,001,888)
Class R	(828,618)	(587,001)
Class K	(2,481,665)	(509,677)
Class I	(3,660,067)	(2,030,732)
Class Z	(5,194,187)	(3,850,938)
Capital Stock Transactions
Net increase (decrease)	56,965,390	(54,864,475)
Capital Contributions
Proceeds from regulatory settlement (see Note E)	2,050,215	– 0	–

Total increase (decrease)	(18,617,663)	165,994,101
Net Assets
Beginning of period	1,753,655,959	1,587,661,858

End of period	$1,735,038,296	$1,753,655,959

*

The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note I, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2018

NOTE A

Significant Accounting Policies

AB Relative Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to January 9, 2017, the Fund was known as AB Growth and Income Fund, Inc. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

abfunds.com	AB RELATIVE VALUE FUND | 21

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

abfunds.com	AB RELATIVE VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2018:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$1,493,949,043		$	– 0	–	$	– 0	–	$1,493,949,043
Short-Term Investments	280,778,776			– 0	–		– 0	–	280,778,776

Total Investments in Securities	1,774,727,819			– 0	–		– 0	–	1,774,727,819
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$1,774,727,819		$	– 0	–	$	– 0	–	$1,774,727,819

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for

24 | AB RELATIVE VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

abfunds.com	AB RELATIVE VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .90%, 1.65%, 1.65%, .65%, 1.15%, .90%, .65% and .65% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Expense Caps will remain in effect until February 28, 2019 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2018, such reimbursements/waivers amounted to $1,149,716.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc.

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NOTES TO FINANCIAL STATEMENTS (continued)

(“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

abfunds.com	AB RELATIVE VALUE FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2018, the reimbursement for such services amounted to $77,006.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $893,178 for the year ended October 31, 2018.

During the year ended October 31, 2018, the Adviser reimbursed the Fund $131,963 in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Fund.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $17,735 from the sale of Class A shares and received $8,197, $7,688 and $1,455 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount

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NOTES TO FINANCIAL STATEMENTS (continued)

equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2018, such waiver amounted to $376,887.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2018 is as follows:

Fund	Market Value 10/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$258,275	$812,893	$790,389	$280,779	$3,285

Brokerage commissions paid on investment transactions for the year ended October 31, 2018 amounted to $868,636, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Effective February 29, 2016, payments under the Class A plan are limited to an annual rate of .25% of Class A shares’ average daily net asset assets. Prior to February 29, 2016, payments under the Class A plan were limited to .28% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $19,453,940, $11,812,326, $251,380 and $134,804 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the

abfunds.com	AB RELATIVE VALUE FUND | 29

NOTES TO FINANCIAL STATEMENTS (continued)

current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,693,103,094		$1,785,238,601
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,607,310,287

Gross unrealized appreciation	$197,614,969
Gross unrealized depreciation	(30,197,437)

Net unrealized appreciation	$167,417,532

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended October 31, 2018.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Class A
Shares sold	6,949,956	8,138,308	$41,738,365	$47,235,495

Shares issued in reinvestment of dividends and distributions	24,518,525	12,624,651	141,717,073	70,319,304

Shares converted from Class B	547,593	955,138	3,261,296	5,510,051

Shares converted from Class C	982,675	22,740,262	5,778,975	130,709,235

Shares redeemed	(30,911,094)	(34,656,306)	(185,581,867)	(201,858,918)

Net increase	2,087,655	9,802,053	$6,913,842	$51,915,167

Class B
Shares sold	139,449	175,473	$831,845	$1,019,104

Shares issued in reinvestment of dividends and distributions	255,303	180,203	1,483,310	1,009,134

Shares converted to Class A	(546,686)	(954,406)	(3,261,296)	(5,510,051)

Shares redeemed	(312,321)	(409,295)	(1,867,228)	(2,380,787)

Net decrease	(464,255)	(1,008,025)	$(2,813,369)	$(5,862,600)

Class C
Shares sold	1,067,922	896,235	$6,344,083	$5,122,972

Shares issued in reinvestment of dividends and distributions	1,085,279	1,881,408	6,272,912	10,479,445

Shares converted to Class A	(985,702)	(22,820,758)	(5,778,975)	(130,709,235)

Shares redeemed	(1,908,927)	(5,293,474)	(11,414,451)	(30,355,682)

Net decrease	(741,428)	(25,336,589)	$(4,576,431)	$(145,462,500)

Advisor Class
Shares sold	15,640,670	10,777,645	$94,767,317	$63,075,988

Shares issued in reinvestment of dividends and distributions	2,803,352	1,213,536	16,315,506	6,807,938

Shares redeemed	(8,782,250)	(5,893,555)	(53,159,016)	(34,373,642)

Net increase	9,661,772	6,097,626	$57,923,807	$35,510,284

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Class R
Shares sold	547,640	566,250	$3,200,960	$3,220,788

Shares issued in reinvestment of dividends and distributions	145,627	106,921	828,618	587,001

Shares redeemed	(599,091)	(1,038,362)	(3,539,365)	(5,904,747)

Net increase (decrease)	94,176	(365,191)	$490,213	$(2,096,958)

Class K
Shares sold	856,180	2,170,672	$5,078,405	$12,694,256

Shares issued in reinvestment of dividends and distributions	433,856	92,165	2,481,658	509,673

Shares redeemed	(536,754)	(256,220)	(3,183,146)	(1,495,558)

Net increase	753,282	2,006,617	$4,376,917	$11,708,371

Class I
Shares sold	1,733,802	4,023,655	$10,907,284	$23,712,886

Shares issued in reinvestment of dividends and distributions	622,460	358,787	3,660,067	2,030,732

Shares redeemed	(1,805,728)	(4,757,880)	(10,907,004)	(27,850,470)

Net increase (decrease)	550,534	(375,438)	$3,660,347	$(2,106,852)

Class Z
Shares sold	5,055,580	4,735,673	$30,582,545	$27,613,029

Shares issued in reinvestment of dividends and distributions	883,365	680,378	5,194,185	3,850,938

Shares redeemed	(6,912,859)	(5,109,580)	(44,786,666)	(29,933,354)

Net increase (decrease)	(973,914)	306,471	$(9,009,936)	$1,530,613

For the year ended October 31, 2018, the Fund recorded $2,050,215 related to settlements of regulatory proceedings. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may

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NOTES TO FINANCIAL STATEMENTS (continued)

fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Industry/Sector Risk—Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2018.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$50,920,272	$45,560,928
Net long-term capital gains	151,155,242	63,117,328

Total taxable distributions paid	$202,075,514	$108,678,256

abfunds.com	AB RELATIVE VALUE FUND | 33

NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$59,546,486
Undistributed capital gains	154,194,903
Unrealized appreciation/(depreciation)	167,417,532	(a)

Total accumulated earnings/(deficit)	$381,158,921

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser, the utilization of earnings and profits distributed to shareholders on redemption of shares, and the tax treatment of proceeds from a regulatory settlement resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules simplifies certain disclosure requirements on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB RELATIVE VALUE FUND | 35

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 6.24	$ 5.49	$ 5.63	$ 5.68	$ 5.10

Income From Investment Operations
Net investment income(a)(b)	.06	.05	†	.06	.05	.05
Net realized and unrealized gain on investment transactions	.38	1.09	.02	††	.21	.57
Capital contributions	.00	(c)	– 0	–	.01	– 0	–	– 0	–

Net increase in net asset value from operations	.44	1.14	.09	.26	.62

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.10)	(.05)	(.04)	(.04)
Distributions from net realized gain on investment transactions	(.69)	(.29)	(.18)	(.27)	– 0	–

Total dividends and distributions	(.74)	(.39)	(.23)	(.31)	(.04)

Net asset value, end of period	$ 5.94	$ 6.24	$ 5.49	$ 5.63	$ 5.68

Total Return
Total investment return based on net asset value(d)*	7.39%	21.54	%†	1.81%	4.74%	12.30%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,325	$1,379	$1,157	$1,244	$1,312
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.88%	.87%	.91%	.95%	.98%
Expenses, before waivers/reimbursements(e)‡	.97%	.98%	1.00%	.98%	1.00%
Net investment income(b)	.92%	.82	%†	1.06%	.96%	1.00%
Portfolio turnover rate	110%	85%	72%	71%	54%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.03%	.01%	.00%	.00%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 6.23	$ 5.46	$ 5.59	$ 5.64	$ 5.06

Income From Investment Operations
Net investment income(a)(b)	.01	.01	†	.02	.01	.01
Net realized and unrealized gain on investment transactions	.39	1.09	.02	††	.21	.57
Capital contributions	.00	(c)	– 0	–	.01	– 0	–	– 0	–

Net increase in net asset value from operations	.40	1.10	.05	.22	.58

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.04)	(.00	)(c)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.69)	(.29)	(.18)	(.27)	– 0	–

Total dividends and distributions	(.69)	(.33)	(.18)	(.27)	– 0	–

Net asset value, end of period	$ 5.94	$ 6.23	$ 5.46	$ 5.59	$ 5.64

Total Return
Total investment return based on net asset value(d)*	6.68%	20.86	%†	.96%	3.95%	11.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,791	$14,222	$17,974	$24,209	$32,473
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.63%	1.63%	1.64%	1.65%	1.70%
Expenses, before waivers/reimbursements(e)‡	1.75%	1.76%	1.78%	1.73%	1.75%
Net investment income(b)	.17%	.10	%†	.34%	.27%	.28%
Portfolio turnover rate	110%	85%	72%	71%	54%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.03%	.01%	.00%	.00%

See footnote summary on page 44.

abfunds.com	AB RELATIVE VALUE FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 6.20	$ 5.45	$ 5.58	$ 5.64	$ 5.07

Income From Investment Operations
Net investment income(a)(b)	.01	.01	†	.02	.01	.02
Net realized and unrealized gain on investment transactions	.38	1.08	.03	††	.20	.56
Capital contributions	.00	(c)	– 0	–	.01	– 0	–	– 0	–

Net increase in net asset value from operations	.39	1.09	.06	.21	.58

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.05)	(.01)	(.00	)(c)	(.01)
Distributions from net realized gain on investment transactions	(.69)	(.29)	(.18)	(.27)	– 0	–

Total dividends and distributions	(.69)	(.34)	(.19)	(.27)	(.01)

Net asset value, end of period	$ 5.90	$ 6.20	$ 5.45	$ 5.58	$ 5.64

Total Return
Total investment return based on net asset value(d)*	6.53%	20.77	%†	1.21%	3.84%	11.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$56,237	$63,674	$193,912	$212,394	$220,054
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.63%	1.63%	1.64%	1.65%	1.68%
Expenses, before waivers/reimbursements(e)‡	1.72%	1.74%	1.75%	1.70%	1.72%
Net investment income(b)	.18%	.13	%†	.33%	.25%	.29%
Portfolio turnover rate	110%	85%	72%	71%	54%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.03%	.01%	.00%	.00%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 6.30	$ 5.53	$ 5.65	$ 5.71	$ 5.12

Income From Investment Operations
Net investment income(a)(b)	.07	.06	†	.07	.09	.07
Net realized and unrealized gain on investment transactions	.39	1.11	.03	††	.18	.58
Capital contributions	.00	(c)	– 0	–	.01	– 0	–	– 0	–

Net increase in net asset value from operations	.46	1.17	.11	.27	.65

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.11)	(.05)	(.06)	(.06)
Distributions from net realized gain on investment transactions	(.69)	(.29)	(.18)	(.27)	– 0	–

Total dividends and distributions	(.76)	(.40)	(.23)	(.33)	(.06)

Net asset value, end of period	$ 6.00	$ 6.30	$ 5.53	$ 5.65	$ 5.71

Total Return
Total investment return based on net asset value(d)*	7.60%	22.09	%†	2.01%	4.90%	12.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$212,812	$162,527	$108,998	$82,681	$1,401,685
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.63%	.62%	.64%	.65%	.65%
Expenses, before waivers/reimbursements(e)‡	.72%	.73%	.74%	.66%	.68%
Net investment income(b)	1.17%	1.05	%†	1.31%	1.51%	1.32%
Portfolio turnover rate	110%	85%	72%	71%	54%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.03%	.01%	.00%	.00%

See footnote summary on page 44.

abfunds.com	AB RELATIVE VALUE FUND | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 6.14	$ 5.40	$ 5.53	$ 5.59	$ 5.03

Income From Investment Operations
Net investment income(a)(b)	.04	.03	†	.04	.04	.04
Net realized and unrealized gain on investment transactions	.37	1.08	.04	††	.20	.55
Capital contributions	.00	(c)	– 0	–	.01	– 0	–	– 0	–

Net increase in net asset value from operations	.41	1.11	.09	.24	.59

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.08)	(.04)	(.03)	(.03)
Distributions from net realized gain on investment transactions	(.69)	(.29)	(.18)	(.27)	– 0	–

Total dividends and distributions	(.71)	(.37)	(.22)	(.30)	(.03)

Net asset value, end of period	$ 5.84	$ 6.14	$ 5.40	$ 5.53	$ 5.59

Total Return
Total investment return based on net asset value(d)*	7.02%	21.45	%†	1.71%	4.40%	11.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,503	$7,305	$8,396	$5,868	$6,866
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.13%	1.13%	1.14%	1.15%	1.19%
Expenses, before waivers/reimbursements(e)‡	1.33%	1.33%	1.35%	1.31%	1.34%
Net investment income(b)	.67%	.60	%†	.80%	.77%	.79%
Portfolio turnover rate	110%	85%	72%	71%	54%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.03%	.01%	.00%	.00%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 6.19	$ 5.45	$ 5.58	$ 5.64	$ 5.07

Income From Investment Operations
Net investment income(a)(b)	.05	.04	†	.06	.06	.05
Net realized and unrealized gain on investment transactions	.39	1.09	.03	††	.19	.57
Capital contributions	.00	(c)	– 0	–	.01	– 0	–	– 0	–

Net increase in net asset value from operations	.44	1.13	.10	.25	.62

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.10)	(.05)	(.04)	(.05)
Distributions from net realized gain on investment transactions	(.69)	(.29)	(.18)	(.27)	– 0	–

Total dividends and distributions	(.75)	(.39)	(.23)	(.31)	(.05)

Net asset value, end of period	$ 5.88	$ 6.19	$ 5.45	$ 5.58	$ 5.64

Total Return
Total investment return based on net asset value(d)*	7.44%	21.57	%†	1.97%	4.63%	12.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,947	$20,559	$7,149	$5,285	$7,261
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.88%	.87%	.89%	.90%	.94%
Expenses, before waivers/reimbursements(e)‡	1.00%	1.03%	1.03%	1.01%	1.04%
Net investment income(b)	.92%	.72	%†	1.05%	1.02%	1.00%
Portfolio turnover rate	110%	85%	72%	71%	54%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.03%	.01%	.00%	.00%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 6.35	$ 5.57	$ 5.72	$ 5.77	$ 5.19

Income From Investment Operations
Net investment income(a)(b)	.07	.06	†	.07	.07	.07
Net realized and unrealized gain on investment transactions	.40	1.12	.02	††	.21	.58
Capital contributions	.00	(c)	– 0	–	.01	– 0	–	– 0	–

Net increase in net asset value from operations	.47	1.18	.10	.28	.65

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.11)	(.07)	(.06)	(.07)
Distributions from net realized gain on investment transactions	(.69)	(.29)	(.18)	(.27)	– 0	–

Total dividends and distributions	(.76)	(.40)	(.25)	(.33)	(.07)

Net asset value, end of period	$ 6.06	$ 6.35	$ 5.57	$ 5.72	$ 5.77

Total Return
Total investment return based on net asset value(d)*	7.70%	22.15	%†	1.94%	5.05%	12.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,720	$30,801	$29,127	$16,193	$13,860
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.63%	.62%	.64%	.65%	.66%
Expenses, before waivers/reimbursements(e)‡	.72%	.71%	.71%	.68%	.66%
Net investment income(b)	1.17%	1.07	%†	1.29%	1.24%	1.30%
Portfolio turnover rate	110%	85%	72%	71%	54%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.03%	.01%	.00%	.00%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 6.36	$ 5.57	$ 5.72	$ 5.77	$ 5.19

Income From Investment Operations
Net investment income(a)	.08	(b)	.07	(b)†	.08	(b)	.07	.07
Net realized and unrealized gain on investment transactions	.38	1.12	.02	††	.22	.58
Capital contributions	.00	(c)	– 0	–	.01	– 0	–	– 0	–

Net increase in net asset value from operations	.46	1.19	.11	.29	.65

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.11)	(.08)	(.07)	(.07)
Distributions from net realized gain on investment transactions	(.69)	(.29)	(.18)	(.27)	– 0	–

Total dividends and distributions	(.76)	(.40)	(.26)	(.34)	(.07)

Net asset value, end of period	$ 6.06	$ 6.36	$ 5.57	$ 5.72	$ 5.77

Total Return
Total investment return based on net asset value(d)*	7.60%	22.18	%†	2.04%	5.09%	12.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$66,355	$75,777	$64,718	$1,234,532	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.59%	.59%	.59%	.59%	.61%
Expenses, before waivers/reimbursements(e)‡	.61%	.62%	.59%	.59%	.61%
Net investment income	1.22	%(b)	1.10	%(b)†	1.50	%(b)	1.18%	1.37%
Portfolio turnover rate	110%	85%	72%	71%	54%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.03%	.01%	.00%	.00%

See footnote summary on page 44.

abfunds.com	AB RELATIVE VALUE FUND | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended October 31, 2018, October 31, 2017 and October 31, 2016, (annualized), such waiver amounted to .02%, .02% and .01%, respectively.

†	For the year ended October 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.01%	.01%

††

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended October 31, 2018, October 31, 2017, October 31, 2016, October 31, 2015 and October 31, 2014 by .03%, .64%, .01%, .08% and .08%, respectively.

Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlements, which enhanced the Fund’s performance for the years ended October 31, 2018 and October 31, 2016 by .12% and .18%, respectively.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Relative Value Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Relative Value Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included con-

abfunds.com	AB RELATIVE VALUE FUND | 45

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

firmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 27, 2018

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2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2018. For corporate shareholders, 49.94% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 50.84% of dividends paid as qualified dividend income.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

abfunds.com	AB RELATIVE VALUE FUND | 47

BOARD OF DIRECTORS

Marshall C. Turner, Jr.,(1) Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Frank V. Caruso(2), Senior Vice President Vinay Thapar(2), Vice President John H. Fogarty(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust

Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Relative Value Investment Team. Messrs. Caruso, Thapar and Fogarty are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,† 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), and the head of AllianceBernstein Investments, Inc. (“ABI”), since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,# Chairman of the Board 77 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,# 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr.,# ^ 86 (1992)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,# 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,# 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,# 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner,# 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

†	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Mr. Foulk is expected to retire on or about December 31, 2018.

abfunds.com	AB RELATIVE VALUE FUND | 55

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Frank V. Caruso 62	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

John H. Forgarty 48	Vice President	Senior Vice President of the Adviser**, with which has been associated since prior to 2013.

Vinay Thapar 40	Vice President	Senior Vice President of the Adviser**, with which has been associated since prior to 2013.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Stephen M. Woetzel 47	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2013.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein L.P. at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

56 | AB RELATIVE VALUE FUND	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Relative Value Fund, Inc. (formerly AB Growth and Income Fund, Inc.) (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature

abfunds.com	AB RELATIVE VALUE FUND | 57

and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources

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it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of

abfunds.com	AB RELATIVE VALUE FUND | 59

the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by

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other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional,

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offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established

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methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Relative Value Fund, Inc. (formerly AB Growth and Income Fund, Inc.) (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory

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Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund

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will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the

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Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2018. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund

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and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which

abfunds.com	AB RELATIVE VALUE FUND | 67

directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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AB RELATIVE VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

RV-0151-1018

ITEM 2. CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Relative Value	2017	$34,318	$3,210	$22,447
	2018	$34,318	$74	$34,568

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Relative Value	2017	$748,773	$25,658
			$(3,210)
			$(22,447)

	2018	$592,220	$34,641
			$(74)
			$(34,568)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Relative Value Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 28, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 28, 2018